                                                                  EXHIBIT 10.100

                                PROMISSORY NOTE
                                ---------------



$2,350,000                                                     December 31, 1997


          FOR VALUE RECEIVED, INCO HOMES CORPORATION, a Delaware corporation ("Borrower"), whose address is 1282 West Arrow Highway, Upland, California 91786, promises to pay to those parties listed on Exhibit A-1 attached hereto,
                                                  -----------
as tenants in common ("Holder"), or order, c/o USA Commercial Mortgage Company, Inc. at 3900 Paradise Road, Suite 263, Las Vegas, Nevada 89109, or at such other place as Holder may from time to time in writing designate, in lawful money of the United States of America, the principal sum of TWO MILLION THREE HUNDRED FIFTY THOUSAND DOLLARS ($2,350,000) or such greater or lesser sum as may be outstanding pursuant to this Note, the Deed of Trust (as defined below) and the other Loan Documents (as defined below), together with interest on the principal balance outstanding from time to time ("Principal Balance"), in like money, from the date of this Note until fully repaid at the rates hereinafter set forth.

          1.  Definitions.  As used herein, the terms "Borrower," "Holder," and
              -----------
"Principal Balance" have the meanings assigned in the preceding paragraph, and the following terms have the following meanings:

              (a) "Deed of Trust" means the Palmdale Deed of Trust and the Vista
                   -------------
Verde Deed of Trust.

              (b) "Event of Default" has the meaning assigned to such term in
                   ----------------
the Deed of Trust.

              (c) "Parcel" or "Parcels" means the separate legal parcel or
                   -------------------
parcels of real property and improvements now or hereafter constructed thereon encumbered by the Palmdale Deed of Trust and the Vista Verde Deed of Trust.

              (d) "Interest Rate"  means a rate per annum equal to fourteen and
                   -------------
one-quarter of one percent (14 1/4%).

              (e) "Loan Documents" has the meaning assigned to such term in the
                   --------------
Deed of Trust.

              (f) "Maturity Date" means the date which occurs eighteen (18)
                   -------------
months after the date hereof.

              (g) "Mortgaged Property" means the real and personal property in
                   ------------------
the Deed of Trust.

              (h) "Palmdale Deed of Trust" means that certain Deed of Trust,
                   ----------------------
Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of even date with this Note, from Inco Development Corporation, a California corporation, to the trustee specified therein, in trust for Holder, covering certain real and personal property described therein situated in Los Angeles County, California, as the same may be amended or otherwise modified.

              (i) "Release Price" means, for each Parcel, the amounts set forth
                   -------------
on Exhibit B attached hereto.
   ---------

              (j) "Vista Verde Deed of Trust" means that certain Deed of Trust,
                   -------------------------
Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of even date with this Note, from Borrower to the trustee specified therein, in trust for Holder, covering certain real and personal property described therein situated in San Bernardino County, California, as the same may be amended or otherwise modified.

                                       1.

          2.  Interest Rate.  Commencing on December 1, 1997 and continuing
              -------------
through the date the entire Principal Balance is paid in full, the Principal Balance shall bear interest at the Interest Rate. Interest shall be calculated based on the actual days the Principal Balance is outstanding hereunder divided by 360 days and multiplied by the Interest Rate.

          3.  Payment of Principal and Interest.  From the date hereof to and
              ---------------------------------
including the date the entire Principal Balance is paid in full, the Principal Balance and interest thereon shall be due and payable as follows:

              (a) Borrower shall make monthly payments of interest only owing on the Principal Balance, in arrears, commencing on the first day of the calendar month immediately following the date hereof and continuing on the first day of each succeeding month to and including the first day of the month in which the Maturity Date occurs. Any interest that has accrued but is not paid as required under this Note shall be compounded and added to the Principal Balance on the first day following the date such interest was required to be paid.

              (b) Concurrently with the sale or refinance by Borrower or Inco Development Corporation of any Parcel(s), Borrower shall pay to Holder an amount equal to the Release Price(s) for such Parcel(s) in order to cause the lien of the Vista Verde Deed of Trust or the Palmdale Deed of Trust, as appropriate, to be reconveyed with respect to the Parcel(s) being sold or refinanced.

              (c) On the Maturity Date, Borrower shall make a final payment that shall include the unpaid portion of the Principal Balance, any interest accrued and unpaid thereon, and any and all other sums due under this Note, the Deed of Trust and the Loan Documents.

          At the closing of the loan evidenced by this Note, a portion of the loan proceeds shall be deposited in an interest reserve account established by K&E Loan Servicing ("K&E") for the benefit of Borrower. K&E shall serve as the construction control agent for Holder, and shall disburse funds from the interest reserve account to pay interest owing under this Note.

          4.  Application of Payments.  Each payment received by Holder from
              -----------------------
Borrower with respect to this Note shall be applied: First: to the payment of the costs and expenses of taking possession of, holding, maintaining and selling any collateral for this Note; Second: to the payment of attorneys' fees and expenses incurred in connection with the collection of this Note and enforcement against any collateral for this Note; Third: to the payment of all amounts advanced under the Deed of Trust or the Loan Documents (other than the Indemnity Agreement, as defined in the Deed of Trust) to preserve the value of the Mortgaged Property; Fourth: to the payment of late charges and accrued interest due and payable hereunder; Fifth: to reduction of the Principal Balance; Sixth: to the payment of any amounts owing to Holder or any other parties under the Indemnity Agreement; and the balance, if any, shall be paid to the parties entitled to receive it; or in such other order or proportion as Holder, in Holder's sole discretion, may determine. Payments shall be deemed made when Holder has received, at Holder's address or at such other address as Holder shall provide written notice of to Borrower, immediately available funds in lawful money of the United States of America.

              Borrower understands that this Note is not self-amortizing and that a substantial balloon payment may be due on the Maturity Date.

          5.  Prepayment.  Borrower may prepay all or any portion of the
              ----------
Principal Balance at any time without premium on at least thirty (30) days prior written notice to Holder.

          6.  Maximum Rate of Interest.  Notwithstanding any provision in this
              ------------------------
Note, the total liability for payments of interest and payments in the nature of interest, including without limitation, all charges, fees or any sums which may at any time be deemed to be interest, shall not exceed the amount which Holder may lawfully collect. In the event the total liability for payments of interest and payments in the nature of interest,

                                       2.

including without limitation, all charges, fees or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the amount which Holder may lawfully collect, all sums in excess of those lawfully collectible as interest for the period in question shall, without further notice to any party hereto, be applied as a premium-free reduction of the Principal Balance immediately upon receipt of such sums by Holder, with the same force and effect as though Borrower had specifically designated such excess sums to be so applied to the reduction of the Principal Balance; provided, however, that Holder may, at any time, and from time to time, elect, by notice in writing to Borrower, to waive, reduce or limit the collection of any sums (or refund to Borrower any sums collected) in excess of those lawfully collectible as interest rather than accept such sums on prepayment of the Principal Balance.

          7.  Security.  Payment of this Note is secured by the Deed of Trust
              --------
and the Loan Documents. All of the agreements, conditions, covenants, provisions and stipulations contained in the Deed of Trust and the Loan Documents which are to be kept and performed by Borrower are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein, and Borrower covenants and agrees to keep and perform them, or cause them to be kept and performed, strictly in accordance with their terms.

          8.  Late Charges.  Time is of the essence hereof and if any amount
              ------------
owing under this Note is not paid within five (5) days of when due, Borrower shall pay to Holder a late charge payment equal to five percent (5%) of such amount. Borrower recognizes that a default by Borrower in making the payments agreed to be paid when due will result in Holder's incurring additional expenses in servicing the loan evidenced by this Note, including, but not limited to sending out notices of delinquency, computing interest, and segregating the delinquent sums from not delinquent sums on all accounting, loan and data processing records, in loss to Holder of the use of the money due, and in frustration to Holder in meetings its other financial commitments, but that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore agrees that a sum equal to $0.05 for each $1.00 of each payment that is not paid five (5) days after its due date, is a reasonable estimate of the fair average compensation for the loss and damages Holder will suffer, that such amount shall be presumed to be the amount of damages sustained by Holder in such case, and that Borrower agrees to pay Holder this sum on demand. Such late charge shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid or to declare a default under this Note, the Deed of Trust or Loan Documents.

          9.  Default Interest.  Time is of the essence hereof and, from and
              ----------------
after the Maturity Date or five days after the occurrence of an Event of Default, all amounts owing under this Note and the Loan Documents shall bear interest at a rate per annum equal to nineteen and one-quarter of one percent (19 1/4%) (the "Default Rate"), instead of at the Interest Rate. If the Default Rate is triggered as a result of an Event of Default and Borrower subsequently cures the Event of Default, then all amounts owing hereunder will resume bearing interest at the Interest Rate, rather than the Default Rate, on the date the Event of Default is cured; provided, however, that the interest owing hereunder may again accrue at the Default Rate upon the occurrence of a subsequent Event of Default. Borrower recognizes that a default by Borrower in making the payments agreed to be paid when due will result in damage to Holder, including loss to Holder of the use of the money due and frustration to Holder in meetings its other financial commitments, but that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore agrees that the Default Rate is a reasonable estimate of the loss and damages Holder will suffer, that such amount shall be presumed to be the amount of damages sustained by Holder in such case, and that Borrower agrees to pay Holder this sum on demand. Interest at the Default Rate shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid or to declare a default under this Note, the Deed of Trust or Loan Documents.

          10. Default.  Upon the occurrence of any Event of Default, Holder, at
              -------
its option and without further notice, demand, or presentment for payment to Borrower or others, may declare immediately due and payable the unpaid Principal Balance and interest accrued thereon together with all other sums owed by Borrower under this Note, the Deed of Trust and the Loan Documents (including, but not limited to attorneys' fees as provided in Section 12 below), anything in this Note, the Deed of Trust and the Loan Documents to the contrary notwithstanding. Payment of such sums may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to Holder in this Note, the Deed of Trust and the Loan Documents.

                                       3.

          11.  Remedies Cumulative.  The remedies of Holder, as provided in this
               -------------------
Note, the Deed of Trust and the Loan Documents, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          12.  Attorneys' Fees.  In the event that suit be brought hereon, or an
               ---------------
attorney be employed or expenses be incurred to compel payment of this Note or any portion of the indebtedness evidenced hereby, or to defend the priority of the Deed of Trust or to otherwise interpret or enforce any of the terms of this Note, the Deed of Trust, or any of the other Loan Documents, Borrower promises to pay all such attorneys' fees, costs and expenses all as actually incurred by Holder as a result thereof including, without limitation, (a) attorneys' fees, costs and expenses incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7 or 11 of the Bankruptcy Code or any successor thereto, and (b) attorneys' fees, costs and expenses incurred as a result of Holder exercising its rights to cure any Event of Default by Borrower under this Note, the Deed of Trust or any other Loan Document, or as a result of the foreclosure of the Deed of Trust, deed in lieu thereof, or trustee's sale thereunder.

          13.  Waiver of Notice.  Borrower waives diligence, presentment for
               ----------------
payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of
this Note, except such notices as are provided in the Deed of Trust.   Borrower
further waives all right of offset that it may now have or hereafter become entitled to with respect to any Holder.

          14.  Waiver.  Holder shall not be deemed, by any act of omission or
               ------
commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. The acceptance by Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express consent of Holder, except as and to the extent otherwise provided by law. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

          15.  Governing Law.  This instrument shall be governed by and
               -------------
construed according to the laws of the State of California.

          16.  Construction of Certain Terms.  Whenever used, the singular shall
               -----------------------------
include the plural, the plural shall include the singular, and the words "Holder" and "Borrower" shall be deemed to include their respective heirs, administrators, executors, successors and assigns.

          17.  Notice.  All notices which Holder or Borrower may be required or
               ------
permitted to give hereunder shall be made in the same manner as set forth in
Section 9.3 of the Deed of Trust.

          18.  Severability of Provisions.  In the event any one or more of the
               --------------------------
provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

          19.  Sale of Interest.  Borrower acknowledges that Holder may, in its
               ----------------
sole discretion, sell all or any part of its interest in the loan as evidenced by this Note and, in connection therewith, Holder may assign all or any portion of this Note. Any such sale and assignment may be at a discount or premium, subject to a brokerage fee or involve a servicing agreement, and shall not alter any of Borrower's obligations hereunder or under any of the Loan Documents.

          20.  Acceleration Upon Transfer.  Sections 5.1.18 and 6.9 of the Vista
               --------------------------
Verde Deed of Trust provide as follows:

                                       4.

                      "5.1.18  Transfer of Mortgaged Property.  Trustor shall
                               ------------------------------
          not, without the prior written consent of Beneficiary, directly or indirectly sell, transfer, convey, further encumber, assign, grant any option, subordinate, convert to condominiums or grant any further lien or easement on all or any part of the Mortgaged Property, or enter into any agreement for any of the foregoing, whether by operation of law recorded or unrecorded, or voluntarily or involuntarily; provided, however, that if the Mortgaged Property consists of single-family homes, condominiums or other residential properties to be sold, Trustor may accept sales reservations and enter into purchase and sales contracts so long as such actions are consistent with the Loan Documents, all rules and regulations of the California Department of Real Estate and all other applicable laws, rules and regulations. Trustor shall promptly notify Beneficiary in writing of any such intended event or agreement for which Beneficiary's consent may be required.

               6.9    Due on Sale.  If, without the prior written consent of
                      -----------
          Beneficiary, (a) there is any sale, transfer, assignment, conveyance or encumbrance, whether voluntary or involuntary, of all or part of the Mortgaged Property or any interest therein or any other event or agreement referred to in Section 5.1.18, (b) Trustor or any one or more of the persons comprising Trustor is a partnership and the interest of any general partner (or the interest of any general partner in a partnership that is a partner) is assigned or transferred, except for an assignment or transfer resulting from the death or physical or mental incapacity of a general partner; (c) Trustor or any one or more of the persons comprising Trustor is a partnership and more than twenty-five percent (25%) of the corporate stock of any corporation that is a general partner of such partnership is sold, transferred or assigned; (d) change in ownership (including the hypothecation or encumbrance thereof) of a majority of the stock of Trustor held by Ira Norris; (e) Trustor is a trust and there is a change in beneficial ownership with respect to more than twenty-five percent (25%) of the trust; (f) Trustor consists of several persons or entities holding fractional undivided interest in the Mortgaged Property and there is a cumulative change in ownership with respect to more than a twenty-five percent (25%) fractional undivided interest in the Mortgaged Property; (g) there is a seizure of the Mortgaged Property, or attachment of any lien on the Mortgaged Property, whether voluntary or involuntary, which has not been removed or bonded off to Beneficiary's satisfaction within thirty (30) days of such attachment; or (h) there is a change in the controlling executives and directors of Trustor."

          Sections 5.1.18 and 6.9 of the Palmdale Deed of Trust provide as follows:

                      "5.1.18  Transfer of Mortgaged Property.  Trustor shall
                               ------------------------------
          not, without the prior written consent of Beneficiary, directly or indirectly sell, transfer, convey, further encumber, assign, grant any option, subordinate, convert to condominiums or grant any further lien or easement on all or any part of the Mortgaged Property, or enter into any agreement for any of the foregoing, whether by operation of law recorded or unrecorded, or voluntarily or involuntarily; provided, however, that if the Mortgaged Property consists of single-family homes, condominiums or other residential properties to be sold, Trustor may accept sales reservations and enter into purchase and sales contracts so long as such actions are consistent with the Loan Documents, all rules and regulations of the California Department of Real Estate and all other applicable laws, rules and regulations. Trustor shall promptly notify Beneficiary in writing of any such intended event or agreement for which Beneficiary's consent may be required.

               6.9    Due on Sale.  If, without the prior written consent of
                      -----------
          Beneficiary, (a) there is any sale, transfer, assignment, conveyance or encumbrance, whether voluntary or involuntary, of all or part of the Mortgaged Property or any interest therein or any other event or agreement referred to in Section 5.1.18, (b) Trustor or any one or more of the persons comprising Trustor is a partnership and the interest of any general partner (or the interest of any general partner in a partnership that is a partner) is assigned or transferred, except for an assignment or transfer resulting from the death or physical or mental incapacity of a general partner; (c) transfer,

                                       5.

          assignment or hypothecation of more than 25% of the corporate stock of Trustor; (d) change in ownership (including the hypothecation or encumbrance thereof) of a majority of the stock of Inco Homes Corporation held by Ira Norris (Inco Homes Corporation being the sole shareholder of Trustor); (e) Trustor is a trust and there is a change in beneficial ownership with respect to more than twenty-five percent (25%) of the trust; (f) Trustor consists of several persons or entities holding fractional undivided interest in the Mortgaged Property and there is a cumulative change in ownership with respect to more than a twenty-five percent (25%) fractional undivided interest in the Mortgaged Property; (g) there is a seizure of the Mortgaged Property, or attachment of any lien on the Mortgaged Property, whether voluntary or involuntary, which has not been removed or bonded off to Beneficiary's satisfaction within thirty (30) days of such attachment; or (h) there is a change in the controlling executives and directors of Trustor."

          21.  Integration.  This Note and the documents described herein
               -----------
constitute the entire understanding of Borrower and Holder with respect to the matters discussed herein, and supersede all prior and contemporaneous discussions, agreements and representations, whether oral or written. This Note may only be modified in a writing signed by Holder, or its loan servicing agent, and Borrower.

          22.  Headings.  The section captions are inserted for convenience of
               --------
reference only and shall in no way alter or modify the text of such sections.

          23.  Use of Broker.   Borrower acknowledges that the loan evidenced by
               -------------
this Note was arranged (as the term "arranged" is used in California Civil Code
Section 1916.1) by Ira C. Norris, who is licensed as a real estate broker in the State of California.

          24.  Amendment and Restatement.  Borrower acknowledges that this Note
               -------------------------
constitutes an amendment and restatement of that certain Amended and Restated Promissory Note dated June 1, 1996 in the original principal amount of $2,927,500 given by Borrower for the benefit of Riverside National Bank (the "Original Note"). The Original Note was secured by, among other things, (i) a Deed of Trust dated March 24, 1995 given by Borrower, as trustor, for the benefit of Riverside National Bank, as beneficiary, and recorded on March 31, 1995 in the Official Records of San Bernardino County, California as Instrument No. 1995-0100038, as amended and modified, that encumbers certain real property located in San Bernardino County, California, as more particularly described therein (the "Original Vista Verde Deed of Trust"), and (ii) a Deed of Trust dated March 24, 1995 given by Palmdale Vistas Housing Developments, a California limited partnership, as trustor, for the benefit of Riverside National Bank, as beneficiary, and recorded on March 31, 1995 in the Official Records of Los Angeles County, California as Instrument No. 95-462578, as amended and modified, that encumbers certain real property located in Los Angeles County, California, as more particularly described therein (the "Original Palmdale Deed of Trust"). Palmdale Vistas Housing Developments has dissolved, and a portion of the property encumbered by the Original Palmdale Deed of Trust has been distributed to Inco Development Corporation.

          Holder has purchased the Original Note from City National Bank, successor by statutory merger to Riverside National Bank. In connection with this purchase, City National Bank has endorsed and delivered the Original Note to Holder and has assigned its beneficial interest under the Original Vista Verde Deed of Trust and the Original Palmdale Deed of Trust to Holder.

          On the date Holder purchased the Original Note, Borrower was in default under the terms of the Original Note, the Original Vista Verde Deed of Trust and the Original Palmdale Deed of Trust, and requested that Holder restructure the terms of the Original Note as provided in this Note and amend and restate the terms of the Original Vista Verde Deed of Trust and the Original Palmdale Deed of Trust as provided in the Vista Verde Deed of Trust and the Palmdale Deed of Trust, respectively. Holder has agreed to restructure the terms of the Original Note and such deeds of trust, and in consideration of such restructuring and amending, Borrower hereby absolutely and unconditionally waives and relinquishes all rights, benefits and protections otherwise afforded to it under California Civil Code Sections 580a, 580b, 580d and California Code of Civil Procedure Section 726, which waiver and relinquishment shall include all rights, benefits and protections otherwise afforded to it under any common law cases that interpret or apply any of the foregoing statutes.

                                       6.

          IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

          BORROWER:                      INCO HOMES CORPORATION,
                                         a Delaware corporation


                                         By:____________________________________
                                            Ira C. Norris
                                            President

                                       7.

                                  EXHIBIT A-1
                                  -----------

                                   INVESTORS

                                                                       Ownership
Name                                                      Amount       Interest
----                                                      ------       ---------

Henry W. and Charlotte N. Besuden Revocable Trust,
Henry W. Besuden, TTEE                                   $100,000       4.2553%

Nicholas Perrone                                          $50,000       2.1277%

The William E. Feeney and Belinda C. Feeney
Feeney Family Trust DTD 3/5/93, William C.
Feeney & Belinda C. Feeney, TTEEs                         $25,000       1.0638%

Alan Robinson & Gail Robinson                             $25,000       1.0638%

Joseph Ciadella & Stella Ciadella                         $30,000       1.2766%

Stephanie Kropp                                          $100,000       4.2553%

Leon & Judith Angel Living Trust DTD 11/5/93
Leon Angel & Judith Angel Co-TTEEs                        $25,000       1.0638%

MacDonald Senior Trust of 1987 Richard MacDonald &
Frances R. MacDonald Co-TTEEs                            $100,000       4.2553%

42145 Trust, Richard C.MacDonald, TTEE                   $100,000       4.2553%

Claire M. MacDonald                                       $50,000       2.1277%

9/21/73 Family Trust, Richard C. MacDonald and
Claire M. MacDonald, Co-TTEEs                             $50,000       2.1277%

Alan Feldman                                              $60,000       2.5532%

Ruth G. Holub Trust DTD 4/26/93
George F. Holub, TTEE                                     $25,000       1.0638%

Lily Markham and Irene Ann Markham-Tafoya                 $30,000       1.2766%

Panagiotis Dovanidis and Dimitra Dovanidou                $25,000       1.0638%

James A. Barry & Virginia N. Barry                        $25,000       1.0638%

Sara Katz                                                $150,000       6.3830%

Katz & Associates Money Purchase                          $25,000       1.0638%

Von Euw 1996 Trust DTD 1/11/96,
Tobias Von Euw, TTEE and Patricia Von Kuw, TTEE          $100,000       4.2553%

William Godfrey                                           $75,000       3.1915%

Nevada State Bank C/F Robert Cranley IRA R/O              $50,000       2.1277%

                                      1.

Jack Rankin                                               $25,000       1.0638%

Nevada State Bank C/F David Mulkey IRA                   $110,000       4.6809%

Fred Teriano                                              $50,000       2.1277%

The Joseph J. Benoualid and Helen L. Benoualid Trust,
Joseph H. Benoualid & Helen Benoualid, TTEE               $50,000       2.1277%

Stephen G. Walther & Sonja Walther                        $25,000       1.0638%

Wagman Family Trust DTD 8/13/93
Jack M. Wagman & Norma E. Wagman, TTEEs                   $60,000       2.5532%

James Fisher & Darlene Fisher                            $120,000       5.1064%

Philips Family Trust UAD 9/28/95
Richard C. Phillips & Norma J. Phillips, Co-TTEEs         $25,000       1.0638%

The G&M Rizzuto Trust DTD 6/25/97
Gerald N. Rizzuto, TTEE & Marion E. Rizzuto, TTEE         $50,000       2.1277%

James J. Flannigan                                        $10,000       0.4255%

John R. Flannigan Trust DTD 11/18/93
John R. Flannigan, TTEE                                   $25,000       1.0638%

Dan Bowman & Baryetta Bowman                              $25,000       1.0638%

Maryetta Bowman MPP Keogh                                 $25,000       1.0638%

Maryetta Bowman PS Keogh                                  $25,000       1.0638%

Jerry Moreo                                               $25,000       1.0638%

Dennis G. Campton Profit Sharing Trust DTD 3/16/72,
Dennis G. Campton TTEE                                    $50,000       2.1277%

Hefner Family Trust DTD 4/27/90,
Stephen & Eileen Hefner, TTEEs                            $50,000       2.1277%

Ray Family Trust DTD 6/28/89, Robert & Peggy Ray,
TTEEs                                                     $50,000       2.1277%

Nevada State Bank C/F Kim Gregory IRA                    $100,000       4.2553%

Augustine Tuffanelli Family Trust DTD 7/26/94,
Augustine Tuffanelli, TTEE                                $70,000       2.9787%

Shirley Jean Tuffanelli Trust DTD 6/18/91
Shirley Jean Tuffanelli, TTEE                             $30,000       1.2766%

ACS Nevada                                                $50,000       2.1277%

Billy Shope, Jr.                                          $80,000       3.4043%

                                                       $2,350,000     100.0000%
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                                      2.